AMENDED AND RESTATED BYLAWS

OF

DIONEX CORPORATION

(as amended through August 6, 2008)

AMENDED AND RESTATED BYLAWS
OF
DIONEX CORPORATION
(A Delaware Corporation)

(as amended through August 6, 2008)

ARTICLE I

Offices

Section 1. Registered Office.  The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent.  (Del. Code Ann., tit. 8, § 131)

Section 2. Other Offices.  The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.  (Del. Code Ann., tit. 8, § 122(8))

ARTICLE II

Corporate Seal

Section 3. Corporate Seal.  The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.”  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.  (Del. Code Ann., tit. 8, § 122(3))

ARTICLE III

Stockholders’ Meetings

Section 4. Place of Meetings.  Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law.  (Del. Code Ann., tit. 8, § 211(a))

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the corporation for the purpose of electing Directors and for such other business as may lawfully come before it shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

(Del. Code Ann., tit. 8, § 211(b))  Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders at an annual meeting of stockholders may be made:  (i) pursuant to the corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5; provided, however, that clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and included in the corporation’s notice of meeting of stockholders) before an annual meeting of stockholders.  (Del. Code Ann., tit. 8, § 211(b)).

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the Delaware General Corporation Law, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in clause (iii) of the last sentence of this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.  In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.  Such stockholder’s notice shall set forth:  (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(c) Notwithstanding anything in the third sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5.  Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 5. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

(f) For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors shall fix.

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation.  No business may be transacted at such special meeting otherwise than specified in such notice.  The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request.  Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws.  If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice.  Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 5 of these Bylaws.  In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act.

Section 7. Notice of Meetings.  Except as otherwise provided by law or the Certificate of Incorporation, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting.  If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.  Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.  (Del. Code Ann., tit. 8, §§ 222, 229, 232)

Section 8. Quorum.   At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Except as otherwise provided by statute or by applicable stock exchange or Nasdaq rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders.  Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors.  Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes or series present in person or by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.  (Del. Code Ann., tit. 8, § 216)

Section 9. Adjournment and Notice of Adjourned Meetings.  Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person or by remote communication, if applicable, or represented by proxy at the meeting.  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  (Del. Code Ann., tit. 8, § 222(c))

Section 10. Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders.  Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law.  An agent so appointed need not be a stockholder.  No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.  (Del. Code Ann., tit. 8, §§ 211(e), 212(b))

Section 11. Joint Owners of Stock.  If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:  (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the Delaware General Corporation Law, Section 217(b).  If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of this subsection (c) shall be a majority or even-split in interest.  (Del. Code Ann., tit. 8, § 217(b))

Section 12. List of Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting until the date of the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation.  In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation.  The list shall be open to examination of any stockholder during the time of the meeting as provided by law.  (Del. Code Ann., tit. 8, § 219)

Section 13. No Action without Meeting.  Any action required or permitted to be taken by the stockholders of the corporation must be effected at an annual meeting or special meeting of such holders called in accordance with these Bylaws, and may not be effected by any consent in writing by such holders.  (Del. Code Ann., tit. 8, § 228(a), (c))

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote and present in person, by remote communication, or by proxy, shall act as chairman.  The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

Directors

Section 15. Number and Term of Office.  The number of Directors constituting the whole of the Board of Directors shall be six (6).  Except as provided in Section 17, the Directors shall be elected by the stockholders at their annual meeting in each year and shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, or until their death, resignation or removal.  Directors need not be stockholders unless so required by the Certificate of Incorporation.  If for any cause, the Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.  (Del. Code Ann., tit. 8, §§ 141(b), 211(b), (c))

Section 16. Powers.  The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation. (Del. Code Ann., tit. 8, § 141(a))

Section 17. Vacancies.  Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office for the unexpired portion of the term of the Director whose place shall be vacant and until his successor shall have been duly elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this Section 17 in the case of the death, removal or resignation of any Director, or if the stockholders fail at any meeting of stockholders at which Directors are to be elected (including any meeting referred to in Section 20 below) to elect the number of Directors then constituting the whole Board of Directors.  (Del. Code Ann., tit. 8, § 223(a), (b))

Section 18. Resignation.  Any Director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors.  When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.  (Del. Code Ann., tit. 8, §§ 141(b), 223(d))

Section 19. Removal.  The Board of Directors, or any individual Director, may be removed from office, with or without cause, and a new Director or Directors elected, by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of Directors. (Del. Code Ann., tit. 8, § 141(k))

Section 20. Meetings.

(a) Annual Meetings.  The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held.  No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b) Regular Meetings.  Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means.  No further notice shall be required for regular meetings of the Board of Directors.  (Del. Code Ann., tit. 8, § 141(g))

(c) Special Meetings.  Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the President or a majority of the Directors.  (Del. Code Ann., tit. 8, § 141(g))

(d) Telephone Meetings.  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.  (Del. Code Ann., tit. 8, § 141(i))

(e) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting.  Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  (Del. Code Ann., tit. 8, § 229)

(f) Waiver of Notice.  The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission.  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting. (Del. Code Ann., tit. 8, § 229)

Section 21. Quorum And Voting.

(a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Article XI hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.  (Del. Code Ann., tit. 8, § 141(b))

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.  (Del. Code Ann., tit. 8, § 141(b))

Section 22. Action without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.  (Del. Code Ann., tit. 8, § 141(f))

Section 23. Fees and Compensation.  Directors shall not receive any stated salary for their services as Directors, but by resolution of the Board of Directors a fixed fee may be allowed for attendance at each meeting and at each meeting of any committee of the Board of Directors.  Directors shall be reimbursed in full for all expenses incurred in serving the corporation, unless otherwise determined by the Board of Directors.  Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.  (Del. Code Ann., tit. 8, § 141(h))

Section 24. Committees.

(a) Executive Committee.  The Board of Directors may by resolution passed by a majority of the whole Board of Directors, appoint an Executive Committee to consist of one (1) or more members of the Board of Directors.  The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.  (Del. Code Ann., tit. 8, § 141(c))

(b) Other Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors, and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.  (Del. Code Ann., tit. 8, § 141(c))

(c) Term.  The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee.  The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 24, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee.  The membership of a committee member shall terminate on the date of his death or voluntary resignation.  The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.  (Del. Code Ann., tit. 8, §141(c))

(d) Meetings.  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 24 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter.  Special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 2 hereof, or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any Director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.  (Del. Code Ann., tit. 8, §§ 141(c), 229)

Section 25. Organization.  At every meeting of the Directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the Directors present, shall preside over the meeting.  The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

Officers

Section 26. Officers Designated.  The officers of the corporation shall be the Chairman of the Board of Directors, the President, one or more Vice Presidents, the Secretary, and the Chief Financial Officer, all of whom shall be elected at the annual meeting of the Board of Directors.  The order of the seniority of the Vice Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors.  The Board of Directors may also appoint such other officers and agents with such powers and duties as it shall deem necessary.  The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.  Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.  (Del. Code Ann., tit. 8, §§ 122(5), 142(a), (b))

Section 27. Tenure and Duties of Officers.

(a) General.  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  (Del. Code Ann., tit. 8, § 141(b), (e))

(b) Duties of Chairman of the Board of Directors.  The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  (Del. Code Ann., tit. 8, § 142(a))

(c) Duties of President.  The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation.  The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  (Del. Code Ann., tit. 8, § 142(a))

(d) Duties of Vice Presidents.  The Vice Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant.  The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  (Del. Code Ann., tit. 8, § 142(a))

(e) Duties of Secretary.  The Secretary shall attend all meetings of the stockholders and of the Board of Directors, and shall record all acts and proceedings thereof in the minute book of the corporation.  The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders, and of all meetings of the Board of Directors and any committee thereof requiring notice.  The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  (Del. Code Ann., tit. 8, § 142(a))

(f) Duties of Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President.  The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation.  The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  The President may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.  (Del. Code Ann., tit. 8, § 142(a))

Section 28. Delegation Of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 29. Resignations.  Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary.  Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time.  Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.  Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.  (Del. Code Ann., tit. 8, § 142(b))

Section 30. Removal.  Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

Execution Of Corporate Instruments And

Voting Of Securities Owned By The Corporation

Section 31. Execution of Corporate Instruments.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.  (Del. Code Ann., tit. 8, §§ 103(a), 142(a), 158)

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.  (Del. Code Ann., tit. 8, §§ 103(a), 142(a), 158)

Section 32. Voting of Securities Owned by the Corporation.  All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the President, or any Vice President.  (Del. Code Ann., tit. 8, § 123)

ARTICLE VII

Shares Of Stock

Section 33. Form and Execution of Certificates.  The shares of the corporation shall be represented by certificates, or shall be uncertificated.  Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by such holder in the corporation.  Any or all of the signatures on the certificate may be facsimiles.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  (Del. Code Ann., tit. 8, § 158)

Section 34. Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.  (Del. Code Ann., tit. 8, § 167)

Section 35. Transfers.

(a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.  (Del. Code Ann., tit. 8, § 201, tit. 6, § 8- 401(1)).

(b)           The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.  (Del. Code Ann., tit. 8, § 160 (a)).

Section 36. Fixing Record Dates.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.  If no record date is fixed:  (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.  (Del. Code Ann., tit. 8, § 213)

Section 37. Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.  (Del. Code Ann., tit. 8, §§ 213(a), 219)

ARTICLE VIII

Other Securities Of The Corporation

Section 38. Execution of Other Securities.  All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or an Assistant Chief Financial Officer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer or an Assistant Chief Financial Officer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

Dividends

Section 39. Declaration of Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.  (Del. Code Ann., tit. 8, §§ 170, 173)

Section 40. Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.  (Del. Code Ann., tit. 8, § 171)

ARTICLE X

Fiscal Year

Section 41. Fiscal Year.  Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the corporation shall end on the 30th day of June in each calendar year.

ARTICLE XI

Indemnification Of Officers,

Directors, Employees And Agents

Section 42. Directors.  The corporation shall indemnify its directors to the fullest extent not prohibited by the Delaware General Corporation Law or any other applicable law, as the same exists or may hereafter be amended (but, in the case of alleged occurrences of actions or omissions preceding any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment); provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors; and, provided, further, that the corporation shall not be required to indemnify any director in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or any other applicable law or (iv) such indemnification is required to be made under Section 45.

Section 43. Officers, Employees and Other Agents.  The corporation shall have the power to indemnify its officers, employees and other agents as set forth in the Delaware General Corporation Law or any other applicable law.  The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person or other persons as the Board of Directors shall determine.

Section 44. Good Faith.

(1) For purposes of any determination under this Bylaw, a Director shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his conduct was unlawful, if his action is based on the records or books of account of the corporation or another enterprise, or on information supplied to him by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise.

(2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, that he had reasonable cause to believe that his conduct was unlawful.

(3) The provisions of this Section 43 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

Section 45. Expenses.  The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding provided, however, that if the Delaware General Corporation Law so requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 45 or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 46, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by a majority vote of directors who were not parties to the proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or, with respect to any criminal proceeding, such person believed or had reasonable cause to believe that his conduct was unlawful.

Section 46. Enforcement.  Without the necessity of entering into an express contract, all rights to indemnification and advances under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the Director who serves in such capacity at any time while this Bylaw and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect.  Any right to indemnification or advances granted by this Bylaw to a Director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor.  The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition when the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation.  Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 47. Non-Exclusivity of Rights.  The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.  The corporation is specifically authorized to enter into individual contracts with any or all of its Directors, officers, employees or agents respecting indemnification and advances, to the fullest extent permitted by the Delaware General Corporation Law.

Section 48. Survival of Rights.  The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 49. Insurance.  To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

Section 50. Amendments.  Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

Section 51. Savings Clause.  If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each agent to the full extent permitted by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.  If this Bylaw shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each agent to the full extent under any other applicable law

Section 52. Certain Definitions.   For the purposes of this Bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(3) The term “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(5) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Bylaw.

ARTICLE XII

Notices

Section 53. Notices.

(a) Notice to Stockholders.  Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, personally or timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.  (Del. Code Ann., tit. 8, § 222)

(b) Notice to Directors.  Any notice required to be given to any Director may be given by the method stated in subsection (e) of Section 20 of these Bylaws except that such notice other than one which is delivered personally shall be sent to such address as such Director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such Director.

(c) Address Unknown.  If no address of a stockholder or Director be known, notice may be sent to the office of the corporation required to be maintained pursuant to Section 2 hereof.

(d) Affidavit of Mailing.  An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or Director or Directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  (Del. Code Ann., tit. 8, § 222)

(e) Time Notices Deemed Given.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram shall be deemed to have been given as at the sending time recorded by the telegraph company transmitting the notices.

(f) Methods of Notice.  It shall not be necessary that the same method of giving notice be employed in respect of all Directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(g) Failure to Receive Notice.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any Director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such Director to receive such notice.

(h) Notice to Person with Whom Communication Is Unlawful.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or

Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.  (Del. Code Ann., tit. 8, § 230)

(i) Notice to Stockholders Sharing an Address.  Except as otherwise prohibited under Delaware General Corporation Law, any notice given under the provisions of Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

Amendments

Section 54. Amendments.  These Bylaws may be repealed, altered or amended or new Bylaws adopted by the stockholders.  The Board of Directors shall also have the authority, if such authority is conferred upon the Board of Directors by the Certificate of Incorporation, to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaw setting forth the number of Directors who shall constitute the whole Board of Directors) subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, term of office or compensation of Directors.  (Del. Code Ann., tit. 8, §§ 109(a), 122(6))

PAGE

ARTICLE I OFFICES	1

Section 1.	Registered Office	1

Section 2.	Other Offices	1

ARTICLE II CORPORATE SEAL	1

Section 3.	Corporate Seal	1

ARTICLE III STOCKHOLDERS’ MEETINGS	1

Section 4.	Place of Meetings	1

Section 5.	Annual Meetings	1

Section 6.	Special Meetings	4

Section 7.	Notice of Meetings	5

Section 8.	Quorum	5

Section 9.	Adjournment and Notice of Adjourned Meetings	6

Section 10.Voting Rights	6

Section 11.Joint Owners of Stock	6

Section 12.List of Stockholders	6

Section 13.No Action without Meeting	7

Section 14.Organization	7

ARTICLE IV DIRECTORS	7

Section 15.Number and Term of Office	7

Section 16.Powers	8

Section 17.Vacancies	8

Section 18.Resignation	8

Section 19.Removal	8

Section 20.Meetings	8

(a)	Annual Meetings	8

(b)	Regular Meetings	9

(c)	Special Meetings	9

(d)	Telephone Meetings	9

(e)	Notice of Meetings	9

(f)	Waiver of Notice	9

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Section 21.Quorum And Voting	9

Section 22.Action without Meeting	10

Section 23.Fees and Compensation	10

Section 24.Committees	10

(a)	Executive Committee	10

(b)	Other Committees	10

(c)	Term	11

(d)	Meetings	11

Section 25.Organization	11

ARTICLE V OFFICERS	12

Section 26.Officers Designated	12

Section 27.Tenure and Duties of Officers	12

(a)	General	12

(b)	Duties of Chairman of the Board of Directors	12

(c)	Duties of President	12

(d)	Duties of Vice Presidents	12

(e)	Duties of Secretary	13

(f)	Duties of Chief Financial Officer	13

Section 28.Delegation Of Authority	13

Section 29.Resignations	13

Section 30.Removal	13

ARTICLE VI EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION	14

Section 31.Execution of Corporate Instruments	14

Section 32.Voting of Securities Owned by the Corporation	14

ARTICLE VII SHARES OF STOCK	14

Section 33.Form and Execution of Certificates	14

Section 34.Lost Certificates	15

Section 35.Transfers	15

Section 36.Fixing Record Dates	15

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Section 37.Registered Stockholders	15

ARTICLE VIII OTHER SECURITIES OF THE CORPORATION	16

Section 38.Execution of Other Securities	16

ARTICLE IX DIVIDENDS	16

Section 39.Declaration of Dividends	16

Section 40.Dividend Reserve	16

ARTICLE X FISCAL YEAR	17

Section 41.Fiscal Year	17

ARTICLE XI INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS	17

Section 42.Directors	17

Section 43.Officers, Employees and Other Agents	17

Section 44.Good Faith	17

Section 45.Expenses	18

Section 46.Enforcement	18

Section 47.Non-Exclusivity of Rights	19

Section 48.Survival of Rights	19

Section 49.Insurance	19

Section 50.Amendments	19

Section 51.Savings Clause	19

Section 52.Certain Definitions	20

ARTICLE XII NOTICES	21

Section 53.Notices	21

(a)	Notice to Stockholders	21

(b)	Notice to Directors	21

(c)	Address Unknown	21

(d)	Affidavit of Mailing	21

(e)	Time Notices Deemed Given	21

(f)	Methods of Notice	21

(g)	Failure to Receive Notice	21

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(h)	Notice to Person with Whom Communication Is Unlawful	21

ARTICLE XIII AMENDMENTS	22

Section 54.Amendments	22

iv.